UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 March 25, 2004
                Date of Report (date of earliest event reported)

                               DIGITALTHINK, INC.

             (Exact name of Registrant as specified in its charter)

      DELAWARE                     000-28687                      94-3244366
  ------------------------------------------------------------------------------
  (State or other           (Commission File Number)          (I.R.S. Employer
  jurisdiction of                                              Identification
  incorporation)                                                    Number)

                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)


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Item 5. Other Events

On March 24, 2004, we entered into an Agreement and Plan of Merger with Convergys Customer Management Group Incorporated, an Ohio corporation ("Convergys") and wholly-owned subsidiary of Convergys Corporation (NYSE: CVG), and Socrates Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Convergys (the "Merger Subsidiary"). The agreement provides for the acquisition of DigitalThink by Convergys pursuant to a merger of the Merger Subsidiary with and into DigitalThink (the "Merger") with DigitalThink surviving the Merger as a wholly owned subsidiary of Convergys. In the Merger, and subject to the terms and conditions of the Merger Agreement, each issued and outstanding share of DigitalThink common stock will be converted into the right to receive $2.40 in cash. The completion of the Merger is subject to the approval of our stockholders, receipt of necessary approvals under United States antitrust laws and other customary closing conditions.

On March 25, 2004, Convergys and DigitalThink issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

We recently received a letter from Electronic Data Systems Corporation ("EDS") purporting to terminate its long-term customer agreement with us. We do not believe that EDS had the right to terminate the contract and are pursuing our claims against them in accordance with the agreement. To the extent we are successful in obtaining a settlement or arbitration award from EDS prior to the closing of the merger, Convergys has authorized us to declare a dividend in the amount of a specified portion of the settlement or award. If no such settlement or arbitration award is obtained, Convergys will be assuming our claims against EDS. There can be no assurance that we will be successful in obtaining a settlement or arbitration award prior to closing, and we cannot predict the amount, if any, of any such dividend.


Item 7. Financial Statements and Exhibits

    c) Exhibits

       99.1 Press Release of Convergys Corporation and DigitalThink, Inc. dated March 25, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   March 25, 2004                   DIGITALTHINK, INC.


                                          /s/  MICHAEL W. POPE
                                          ------------------------------
                                          Michael W. Pope
                                          President and Chief Executive Officer

                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                              Dated March 25, 2004

Exhibits

99.1 Press Release of Convergys Corporation and DigitalThink, Inc. dated March 25, 2004.